SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 28, 2004

Strategic Diagnostics Inc.
(Exact Name of Registrant Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-68440 (Commission File Number)	56-1581761 (I.R.S. Employer Identification No.)

111 Pencader Drive Newark, DE	19702
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (302) 456-6789

ITEM 2.02.      Results of Operations and Financial Condition.

     On October 28, 2004, Strategic Diagnostics Inc. issued a press release announcing the signing of a distribution agreement with GeneScan Analytics GmbH. A copy of that press release is being furnished as Exhibit 99.1 to this report.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRATEGIC DIAGNOSTICS INC.

By:	/s/ Stanley J. Musial
Stanley J. Musial
Chief Financial Officer

Dated: October 29, 2004